UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2007
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                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                  0-50684                    57-1199010
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)            Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania          19148
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act


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                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT

                            Section 8 - Other Events

Item 2.02  Results of Operations and Financial Condition.

         The Registrant is filing this Current Report on Form 8-K to report the issuance of a press release disclosing its results of operations for the six months ended April 30, 2007. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99 -- Press Release dated June 8, 2007.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SE FINANCIAL CORP.

Date: June 8, 2007                       By: /s/Pamela M. Cyr
                                             -----------------------------------
                                             Pamela M. Cyr
                                             President and CEO


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